Exhibit 10.36

BIONANO GENOMICS, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February 9, 2018, by and among BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), and the persons and entities listed on the Schedule of Investors attached hereto as EXHIBIT A (individually, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, in order to provide the Company with additional capital to conduct its business, the Investors are willing to loan to the Company up to an aggregate amount of $15,960,000, subject to the conditions specified herein, and in exchange for such loan, the Company will issue convertible promissory notes to each Investor as set forth herein.

AGREEMENT

NOW THEREFORE, the parties to this Agreement, for good and valuable consideration, the receipt and sufficiency of which is acknowledged and agreed, hereby agree as follows:

1. LOAN AMOUNT; ISSUANCE OF NOTES.

(a) First Closing. Subject to the terms of this Agreement, each Investor agrees, severally and not jointly, to lend to the Company at the First Closing (as defined below) the amount set forth under the heading “First Closing Loan Amount” opposite such Investor’s name on the Schedule of Investors attached hereto as EXHIBIT A against the issuance and delivery by the Company to such Investor of a Convertible Promissory Note for such amount in the form attached hereto as EXHIBIT B-1, with respect to the First Closing, and EXHIBIT B-2, with respect to each Additional Closing (a “Note” and collectively with any other such notes issued pursuant to this Agreement, the “Notes”). The Investors participating in the First Closing shall be referred to as the “First Closing Investors.”

(b) Additional Closing(s). If the aggregate principal amount of the Notes purchased at the First Closing is less than $15,960,000, then at any time on or before the earlier of the consummation of a Qualified Financing (as defined in the Notes) or March 15, 2018 (the “Outside Date”), or such later date as is approved by the Investors holding at least 60% of the then-outstanding and unpaid principal and interest under all Notes (the “Requisite Investors”), the Company may sell up to the balance of the authorized Notes not sold at the First Closing in one or more additional closings (each such closing, an “Additional Closing” and each of the First Closing and each Additional Closing, a “Closing”) to First Closing Investors or such other “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) as are acceptable to the Company and the Requisite Investors (“Eligible Additional Investors”); provided, however, that the participation by the eligible investors up to the amounts set forth on EXHIBIT C attached hereto shall be considered acceptable to the Company and the Requisite Investors. Each Eligible Additional Investor who elects to acquire Notes at an Additional Closing shall become a party to this Agreement by signing a counterpart signature page hereto (if such Eligible Additional Investor is not already a party hereto) and the Schedule of Investors attached hereto shall be amended to reflect the amount each Eligible Additional Investor has agreed to lend the Company in the column entitled “Additional Closing Loan Amount” (each such amount and the First Closing Investors’ “First Closing Loan Amount,” a “Loan Amount”). All loans made at an Additional Closing shall be made on the terms and conditions set forth in this Agreement, and the representations and warranties of the Company set forth in Section 3 hereof and the representations and warranties set forth in Section 4 hereof of the Investors participating in such Additional Closing shall speak as of the date of such Additional Closing. Any Notes issued pursuant to this Section 1(b) shall be deemed to be “Notes” for all purposes under this Agreement and any Eligible Additional Investor signing a counterpart signature page to this Agreement shall be deemed to be an “Investor” for all purposes under this Agreement. On each Additional Closing Date (as defined below), each Eligible Additional Investor electing to participate in such Additional Closing (the “Additional Closing Investors”) shall lend to the Company at such Additional Closing the amount set forth opposite its name under the column entitled “Additional Closing Loan Amount” on the Schedule of Investors attached hereto (as may be amended as described above) against the issuance and delivery by the Company of a Note for such Loan Amount.

2. THE CLOSING.

(a) Closing Dates. The closing of the purchase and sale of at least $6,000,000 of the Notes pursuant to Section 1(a) hereof (the “First Closing”) shall be held within five days of the date of this Agreement at the offices of Cooley LLP, 4401 Eastgate Mall, SanDiego, California 92121, or at such other time and place as the Company and the First Closing Investors shall agree. Any Additional Closing(s) shall be held at any time on or before the Outside Date as the Company and the Additional Closing Investors participating in such Additional Closing shall agree (each such date, an “Additional Closing Date”).

(b) Delivery. At each Closing (i) each Investor participating in such Closing will deliver to the Company, by check or wire transfer, funds in the amount set forth opposite each Investor’s name on EXHIBIT A; and (ii) the Company and each Investor participating in such Closing shall deliver to each other a duly executed Note for such Investor’s applicable Loan Amount.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Investor as of the date of this Agreement as follows:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Notes (collectively, the “Loan Documents”), to issue and sell the Securities (as defined below), to carry out the provisions of this Agreement and the other Loan Documents and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

(b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Loan Documents by the Company and the performance of the Company’s obligations hereunder and thereunder, including the issuance and delivery of the Notes and the reservation of the Company’s Preferred Stock issuable pursuant to the Notes (together with the Notes, the “Securities”) has been taken or will be taken prior to the issuance of such Securities, as applicable. The Loan Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Securities, when issued in compliance with the provisions of the Loan Documents, will be validly issued, fully paid and nonassessable. The issuance of the Securities pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that will not be validly complied with or waived. The Securities, when issued in compliance with the provisions of the Loan Documents, will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors through no action of the Company and restrictions on transfer as set forth in the Loan Documents or under state and/or federal securities laws.

(c) Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, stockholder or other third party, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at each Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis in accordance with applicable law.

(d) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

(e) Compliance with Other Instruments. The Company is not in violation or default of any term of its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws (the “Bylaws”), or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material effect on the Company. The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, mortgage, indenture contract, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

(f) Offering. Assuming the accuracy of the representations and warranties of the Investors contained in Section 4 hereof, the offer, issue, and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

(g) Disclosure. The Company has made available to the Investors all the information reasonably available to the Company that the Investors have requested. No representation or warranty of the Company contained in this Agreement and no certificate furnished or to be furnished to Investors at the Closing as required by this Agreement contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. It is understood that this representation is qualified by the fact that the Company has not delivered to the Investors, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

(a) Purchase for Own Account. Such Investor represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, such Investor (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given such Investor and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

(c) Ability to Bear Economic Risk. Such Investor acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

(d) Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of the Loan Documents (except as provided in the last sentence of this Section 4(d)(ii)), (B) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 of the Securities Act, except in unusual circumstances. After the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (the “Initial Offering”), the Company will not require the transferee to be bound by the terms of this Agreement.

(e) Notwithstanding the provisions of subsection (d) above, no such restriction shall apply to a transfer by an Investor that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Investor, (iii) a limited liability company transferring to its members or former members in accordance with their interests in the limited liability company, (iv) an Investor transferring to its affiliated venture capital fund or (v) an individual transferring to the Investor’s family member or trust for the benefit of an individual Investor (each such transferee, an “Affiliate” of such Investor); provided, that in each case the Affiliate will agree in writing to be subject to the terms of this Agreement to the same extent as if such Affiliate were an original Investor hereunder (except as provided in the last sentence of Section 4(d)(ii)).

(f) Each Investor understands and agrees that all certificates evidencing the Securities to be issued to such Investor shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under the Company’s Bylaws and applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(g) Accredited Investor Status. Each Investor is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

(h) Foreign Investor. Each Investor that is a foreign person or a U.S. subsidiary or affiliate of a foreign parent company (a “Foreign Investor”) shall notify the Company of its status as a Foreign Investor and the aggregate number of shares of the Company’s capital stock and any security held, directly or indirectly, by the Foreign Investor that is convertible into shares of the Company’s capital stock.

5. MARKET STAND-OFF AGREEMENT.

(a) Each Investor hereby agrees that such Investor shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall in good faith request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, all officers and directors of the Company are bound by and have entered into similar agreements.

(b) Each Investor agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Investor’s obligations under Section 5(a) or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Investor shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 5(a) and this Section 5(b) shall not apply to (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said day period. Each Investor agrees that any transferee of any Securities shall be bound by this Section 5. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

6. SECURITY.

6.1 Ranking. Except for the Existing Loan, each Note shall be senior in all respects (including the right of payment) to all other indebtedness of the Company, now or hereafter existing, provided that each Note will rank pari passu with the other Notes issued by the Company.

6.2 Senior Indebtedness. The indebtedness evidenced by this Agreement is subordinated in right of payment to the prior payment in full of all amounts due in connection with that certain Loan and Security Agreement by and among the Company and Western Alliance Bank, as amended on December 9, 2016 (the “Existing Loan”). Furthermore, the indebtedness evidenced under this Agreement is subject to the terms of the Subordination Agreement, in the form attached hereto as Exhibit D (the “Subordination Agreement”), to be entered into by and among the Company, Western Alliance Bank and the Investors, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.

7. USE OF PROCEEDS. The Company shall use the proceeds received from its issuance of the Notes solely for its working capital, capital expenditure, marketing and operational expenses, subject to Section 8 below.

8. NEGATIVE COVENANTS. In addition to the rights of the Investors in the Company’s currently effective certificate of incorporation and agreements amongst stockholders, without the prior written consent of the Investors holding a majority of the then-outstanding and unpaid principal and interest under all Notes, the Company shall not do any of the following:

8.1 repay or amend the terms of existing indebtedness, other than the Existing Loan in accordance with its terms; and

8.2 create or incur or authorize the creation or incurrence of any new indebtedness (or any increase of any existing indebtedness as of the date hereof).

9. FURTHER ASSURANCES. The Company and each Investor agree and covenant that at any time and from time to time it will promptly execute and deliver to each other such further instruments and documents and take such further action as each of the parties hereto may reasonably require in order to carry out the full intent and purpose of this Agreement.

10. MISCELLANEOUS.

(a) Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of California.

(c) Counterparts; Facsimile and PDF. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Signatures delivered by facsimile or electronic transmission shall have the same effect as originals.

(d) Expenses; Attorney’s Fees. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution and delivery of the Agreement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. All notices required or permitted hereunder or under the other Loan Documents shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and the Investors at the addresses set forth on Exhibit A attached hereto or at such other address or electronic mail address as the Company or an Investor may designate by 10 days advance written notice to the other parties hereto.

(g) Amendment; Waiver. No amendment or waiver of any provision of this Agreement shall be effective unless in writing and approved by the Company and the Requisite Investors.

(h) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Investor, upon any breach or default of the Company under this Agreement or any other Loan Document shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Investor of any breach or default under this Agreement, or any waiver by any Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

(i) Entire Agreement. This Agreement and the Exhibits hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(j) Severability. Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect on any other provisions of this Agreement and (a) the parties shall use their reasonable efforts to replace such provision with a suitable and equitable provision in order to carry out as closely as is possible, so far as may be valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(k) Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin, Ph.D.
Name:	R. Erik Holmlin, Ph.D.
Title:	Chief Executive Officer
Address for notice:

9640 Towne Centre Dr, #100
San Diego, CA 92121

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ALEXANDRIA VENTURE INVESTMENTS, LLC
By:	Alexandria Real Estate Equities, Inc., its managing member

By:	/s/ Aaron Jacobson
Name:	Aaron Jacobson
Title:	VP – Corporate Counsel

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTORS:

DOMAIN PARTNERS VIII, L.P.
By: One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

DP VIII ASSOCIATES, L.P.
By: One Palmer Square Associates VIII, L.L.C., its General Partner

By:	/s/ Lisa A Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ETP GLOBAL FUND, LP
By: Emerging Technology Partners LLC, its General Partner

By:	/s/ James K. Hu
Name:	James K. Hu
Title:	Managing Director

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name:	Jafar Wang
Title:	Managing Director

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

MONASHEE INVESTMENT MANAGEMENT, LLC

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	CCO

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ROBERT AUSTIN

/s/ Robert Austin

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ROSY SHINE LIMITED

By:	/s/ Hao Ouyang
Name:	Hao Ouyang
Title:	Director

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

LIST OF EXHIBITS

Exhibit A:	Schedule of Investors

Exhibit B-1:	Form of Convertible Promissory Note at the First Closing

Exhibit B-2:	Form of Convertible Promissory Note at each Additional Closing

Exhibit C:	List of Approved Additional Investors

Exhibit D:	Form of Subordination Agreement

EXHIBIT A

SCHEDULE OF INVESTORS

FIRST CLOSING:

NAME & ADDRESS	FIRST CLOSING LOAN AMOUNT
ROSY SHINE LIMITED Legend Capital, 10F, Tower A, Raycom Infotech Park, No.2 Kexueyuan South Road, Zhongguancun, Haidian District Beijing 100190 PRC	$5,000,000
LC HEALTHCARE FUND I, L.P. Legend Capital, 10F, Tower A, Raycom Infotech Park, No.2 Kexueyuan South Road, Zhongguancun, Haidian District Beijing 100190 PRC	$3,460,000
ETP GLOBAL FUND, LP 9620 Medical Center Drive, #200 Rockville, MD 20850	$3,000,000
DOMAIN PARTNERS VIII, L.P. One Palmer Square, Suite 515 Princeton, NJ 08542	$1,488,952
DP VIII ASSOCIATES, L.P. One Palmer Square, Suite 515 Princeton, NJ 08542	$11,048
ALEXANDRIA VENTURE INVESTMENTS, LLC Attn: Krystal Garcia 385 Colorado Blvd., Suite 299 Pasadena, CA 91101	$250,000
MONASHEE INVESTMENT MANAGEMENT, LLC Attn: Tom Wynn 125 High Street High Street Tower 28 Boston, MA 02110	$161,375
ROBERT AUSTIN 135 Harris Road Princeton, NJ 08540	$757
Total:	$13,372,132.00

ADDITIONAL CLOSING:

NAME & ADDRESS	ADDITIONAL CLOSING LOAN AMOUNT
[TBD]	[TBD]

A-1

EXHIBIT B-1

FORM OF CONVERTIBLE PROMISSORY NOTE AT THE FIRST CLOSING

THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THIS NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY AND IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY [7], 2018, BY AND AMONG THE COMPANY, THE HOLDER, WESTERN ALLIANCE BANK AND OTHER PARTIES THERETO (THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

BIONANO GENOMICS, INC.

CONVERTIBLE PROMISSORY NOTE

$[___________]	[____________], 2018 San Diego, California

FOR VALUE RECEIVED, BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of [______________] (the “Holder”), the principal sum of up to $[_________] (the “Loan Amount”), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This Note is part of a series of similar notes (collectively, the “Notes”) issued pursuant to the terms of that certain Note Purchase Agreement dated as of February [8], 2018, among the Company and the Investors listed on the Schedule of Investors attached thereto as Exhibit A (as may be amended from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1. Maturity Date. Unless converted into equity securities of the Company or repaid pursuant to Sections 5 or 6 hereof, subject to the provisions of Sections 6 and 9 below, the entire outstanding principal balance and all unpaid accrued interest hereof shall, upon written election of the Requisite Investors, become fully due and payable to the Holder on September 30, 2018, or such later date as is approved by the Requisite Investors (the “Maturity Date”).

1.

2. Interest. Interest shall accrue on the outstanding principal amount hereof from the date of this Note until payment or conversion in full, which interest shall be payable at the rate of 8% per annum or the Highest Lawful Rate (as defined below), whichever is less. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3. Payment. Unless the indebtedness outstanding under this Note is converted in accordance with Sections 5 hereof, payment shall be made in lawful money of the United States to the Holder at the Company’s principal offices or, at the option of the Holder, at such other place in the United States as Holder shall have designated by written notice to the Company. All payments shall be applied first to accrued interest and thereafter to principal and shall be made pro rata among all holders of Notes.

4. Prepayment. Except as provided in Sections 6 and 9, prepayment by the Company of principal or accrued interest outstanding under this Note may be made only with the prior written consent of the Requisite Investors, and provided that any such prepayment shall be made on a pro rata basis among all of the Notes.

5. Conversion.

5.1 Conversion at Qualified Financing. Upon the closing of a Qualified Financing (as defined below) before the Maturity Date, if this Note has not been prepaid or converted prior to closing of the Qualified Financing, then all unpaid principal and accrued interest outstanding under this Note (the “Conversion Amount”) shall automatically convert into that number of shares of the Preferred Stock sold by the Company in the Qualified Financing as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the initial closing of such Qualified Financing divided by (y) the Conversion Price (as defined below), and on the other terms and conditions provided to investors in the Qualified Financing; provided, however, that such Preferred Stock issued to the Holder shall be participating Preferred Stock (for clarity, with participation by the holders of such Preferred Stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be the greater of (a) the liquidation preference of the Preferred Stock sold by the Company in the Qualified Financing and (b) two and one quarter times the original issue price of such Preferred Stock. “Qualified Financing” shall mean the first equity financing following the date of this Note involving the sale by the Company of its Preferred Stock in which the Company receives an aggregate of at least $15,000,000 in cumulative gross proceeds, excluding conversion of the Conversion Amount under this Note and all other Notes in connection with such financing. “Conversion Price” shall mean 75% of the lowest per share cash purchase price of the Preferred Stock sold by the Company in the Qualified Financing.

5.2 Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company

2.

shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the closing of the IPO divided by (y) 75% of the per share cash purchase price of the Common Stock to the public in the IPO.

5.3 Optional Conversion at Maturity Date. If this Note has not been previously converted pursuant to a Qualified Financing or an IPO, then, effective as of the Maturity Date, upon written election of the Requisite Investors, the Conversion Amount shall automatically convert into a number of shares of Series D-2 Preferred (as defined below) as is equal to the quotient of (x) the Conversion Amount as of the Maturity Date divided by (y) the price per share equal to $60,000,000 divided by the aggregate number of outstanding shares of the Company’s Common Stock (the “Common Stock”) as of the Maturity Date (assuming, for purposes of calculating such number of outstanding shares, conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants (whether vested or unvested) and including all shares reserved for future issuance under authorized but unissued options, but excluding the shares of equity securities of the Company issuable upon conversion of the Notes). Any election by the Requisite Investors to convert the Notes pursuant to this Section 5.3 will be made in writing and delivered to the Company at least five days prior to the Maturity Date. “Series D-2 Preferred” shall mean a newly designated series of Preferred Stock of the Company with rights and preferences equivalent to the most senior then outstanding series of Preferred Stock, which shall be participating Preferred Stock (for clarity, with participation by the holders of such preferred stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be equal to two and one quarter times the original issue price of such Preferred Stock.

6. Liquidation Event or Deemed Liquidation Event. If at any time prior to the Maturity Date there occurs a Liquidation Event or Deemed Liquidation Event (each as defined in the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Charter”)), if this Note has not been prepaid or converted prior to the closing of such Liquidation Event or Deemed Liquidation Event, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of such Liquidation Event or Deemed Liquidation Event, and the Notes will become payable contingent upon and concurrently with the successful closing of such Liquidation Event or Deemed Liquidation Event, for an amount equal to (x) 250% of the outstanding principal amount of such Note plus (y) all unpaid interest accrued hereunder as of the date of the Liquidation Event or Deemed Liquidation Event. Notwithstanding the foregoing, none of the following events shall be deemed to be a Liquidation Event or Deemed Liquidation Event: any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

7. Reservation of Shares. In case the Company does not, at the time of conversion of this Note, have sufficient authorized but unissued shares of stock of whatever class or series

3.

necessary to properly give effect to the conversion of the Note as outlined above, the Company shall promptly (a) give notice to the Holder and (b) subject to receipt of requisite stockholder approvals (the failure of which shall not be deemed a breach or default under this Note, provided that the Company shall make good faith best efforts to secure such approvals), amend its charter documents so as to provide for adequate shares of authorized stock to the appropriate class and/or series.

8. Termination of Rights. All rights with respect to this Note shall terminate upon a payment or conversion of the Conversion Amount in full, whether or not this Note has been surrendered.

9. Default. Each of the following events shall be an “Event of Default” hereunder:

(a) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b) The Company commits a material breach of the representations, warranties or covenants in the Purchase Agreement or any other Loan Document;

(c) The Company ceases to conduct or carry out the core business of the Company substantially as now conducted;

(d) The Company files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

(e) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(f) The occurrence of an “event of default” or other event or circumstance under any agreement evidencing any indebtedness for borrowed money which results in the acceleration of, or entitles the holder of such indebtedness to accelerate, the maturity thereof;

(g) The appointment of a receiver to foreclose the Company’s assets or the initiation of judicial or non-judicial proceedings to enforce collateral rights (such as foreclosure or sale of the Company’s assets) under any agreement evidencing any indebtedness for borrowed money; or

(h) The dissolution or winding up of the Company, the suspension of its operations, or the taking of any corporate action to effect any of the foregoing.

Upon the occurrence of an Event of Default, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically, be immediately due, payable and collectible by

4.

the Holder pursuant to applicable law. Subject to the provisions hereof, the Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

10. Fractional Shares. No fractional shares shall be issued upon conversion of this Note, and instead any fractional shares shall be rounded down to the nearest whole share.

11. No Impairment. Except and to the extent as waived or consented to by the Requisite Investors in accordance with Section 17 below, the Company will not, by amendment of the Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of any debt or equity securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note in order to protect the rights of Holder hereunder against impairment.

12. Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges, and other payments or rights which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve, or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by the Holder in connection with this Note under applicable law. In accordance with this section, any amounts received in excess of the Highest Lawful Rate shall be applied towards the prepayment of principal then outstanding.

13. Security

13.1 Ranking. Except for the Existing Loan, this Note shall be senior in all respects (including the right of payment) to all other indebtedness of the Company, now or hereafter existing, provided that this Note will rank pari passu with the other Notes issued by the Company.

13.2 Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of all amounts due in connection with that certain Loan and Security Agreement dated as of March 8, 2016, by and between the Company and Western Alliance Bank, as amended on December 9, 2016, May 2, 2017 and November 20, 2017 (as may be amended from time to time, the “Existing Loan”). Furthermore, the indebtedness evidenced under this Note is subject to the terms of the Subordination Agreement by and among the Company, Western Alliance Bank and the Holder, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.

14. More Favorable Terms. So long as any portion of the Loan Amount and/or any accrued interest thereon remains unpaid and outstanding, if after the date hereof the Company

5.

issues any convertible promissory notes to or enters into any note purchase agreement with any lender having any terms and/or conditions that are, individually or in the aggregate, more favorable than the terms and conditions granted to the Holder under this Note or any other Loan Document, then the Holder shall have the right to require the Company to amend this Note or any other Loan Document to reflect substantially equivalent terms and conditions in favor of the Holder.

15. Waiver. Subject to any other provision herein or in the other Loan Documents, the Company hereby waives demand, notice, presentment, protest and notice of dishonor.

16. Governing Law. This Note shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

17. Successors and Assigns. Neither this Note nor any rights hereunder shall be transferable by the Holder without the prior written consent of the Company, except to an Affiliate of the Holder in accordance with the terms of the Purchase Agreement. Subject to the foregoing, the provisions of this Note shall inure to the benefit of and be binding on any successor to the Company and shall extend to any Holder hereof.

18. Amendment; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Requisite Investors. Any such amendment or waiver so effected by the Company and the Requisite Investors shall be binding on the Holder.

19. Agreement to be Bound. As a condition to the conversion of the Note, the Holder, if requested by the Company, shall agree in writing to be fully bound by any purchase agreement or investors rights, stockholders, voting or similar agreements applicable to the holders of the Company’s capital stock.

20. Expenses; Attorney’s Fees. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution and delivery of the Agreement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

21. Severability. Each of the provisions of this Note is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect on any other provisions of this Note and (a) the parties shall use their reasonable efforts to replace such provision with a suitable and equitable provision in order to carry out as closely as is possible, so far as may be valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Note and the application of such provision to other persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.

22. Counterparts. This Note may be executed in any number of counterparts, including via facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

7.

IN WITNESS WHEREOF, the Company has caused this CONVERTIBLE PROMISSORY NOTE to be executed by its duly authorized officer as of the date first written above.

BIONANO GENOMICS, INC.

By:
Name:	R. Erik Holmlin, Ph.D.
Title:	Chief Executive Officer

Acknowledged and Accepted:

[HOLDER]

By:
Name:
Title:

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

EXHIBIT B-2

FORM OF CONVERTIBLE PROMISSORY NOTE AT EACH ADDITIONAL CLOSING

THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THIS NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY AND IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY [7], 2018, BY AND AMONG THE COMPANY, THE HOLDER, WESTERN ALLIANCE BANK AND OTHER PARTIES THERETO (THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

BIONANO GENOMICS, INC.

CONVERTIBLE PROMISSORY NOTE

$[___________]	[____________], 2018 San Diego, California

FOR VALUE RECEIVED, BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of [______________] (the “Holder”), the principal sum of up to $[_________] (the “Loan Amount”), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This Note is part of a series of similar notes (collectively, the “Notes”) issued pursuant to the terms of that certain Note Purchase Agreement dated as of February [8], 2018, among the Company and the Investors listed on the Schedule of Investors attached thereto as Exhibit A (as may be amended from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1. Maturity Date. Unless converted into equity securities of the Company or repaid pursuant to Sections 5 or 6 hereof, subject to the provisions of Sections 6 and 9 below, the entire outstanding principal balance and all unpaid accrued interest hereof shall, upon written election of the Requisite Investors, become fully due and payable to the Holder on September 30, 2018, or such later date as is approved by the Requisite Investors (the “Maturity Date”).

1.

2. Interest. Interest shall accrue on the outstanding principal amount hereof from the date of this Note until payment or conversion in full, which interest shall be payable at the rate of 8% per annum or the Highest Lawful Rate (as defined below), whichever is less. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3. Payment. Unless the indebtedness outstanding under this Note is converted in accordance with Sections 5 hereof, payment shall be made in lawful money of the United States to the Holder at the Company’s principal offices or, at the option of the Holder, at such other place in the United States as Holder shall have designated by written notice to the Company. All payments shall be applied first to accrued interest and thereafter to principal and shall be made pro rata among all holders of Notes.

4. Prepayment. Except as provided in Sections 6 and 9, prepayment by the Company of principal or accrued interest outstanding under this Note may be made only with the prior written consent of the Requisite Investors, and provided that any such prepayment shall be made on a pro rata basis among all of the Notes.

5. Conversion.

5.1 Conversion at Qualified Financing. Upon the closing of a Qualified Financing (as defined below) before the Maturity Date, if this Note has not been prepaid or converted prior to closing of the Qualified Financing, then all unpaid principal and accrued interest outstanding under this Note (the “Conversion Amount”) shall automatically convert into that number of shares of the Preferred Stock sold by the Company in the Qualified Financing as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the initial closing of such Qualified Financing divided by (y) the Conversion Price (as defined below), and on the other terms and conditions provided to investors in the Qualified Financing; provided, however, that such Preferred Stock issued to the Holder shall be participating Preferred Stock (for clarity, with participation by the holders of such Preferred Stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be the greater of (a) the liquidation preference of the Preferred Stock sold by the Company in the Qualified Financing and (b) two and one quarter times the original issue price of such Preferred Stock. “Qualified Financing” shall mean the first equity financing following the date of this Note involving the sale by the Company of its Preferred Stock in which the Company receives an aggregate of at least $15,000,000 in cumulative gross proceeds, excluding conversion of the Conversion Amount under this Note and all other Notes in connection with such financing. “Conversion Price” shall mean 80% of the lowest per share cash purchase price of the Preferred Stock sold by the Company in the Qualified Financing.

5.2 Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company

2.

shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the closing of the IPO divided by (y) 80% of the per share cash purchase price of the Common Stock to the public in the IPO.

5.3 Optional Conversion at Maturity Date. If this Note has not been previously converted pursuant to a Qualified Financing or an IPO, then, effective as of the Maturity Date, upon written election of the Requisite Investors, the Conversion Amount shall automatically convert into a number of shares of Series D-2 Preferred (as defined below) as is equal to the quotient of (x) the Conversion Amount as of the Maturity Date divided by (y) the price per share equal to $60,000,000 divided by the aggregate number of outstanding shares of the Company’s Common Stock (the “Common Stock”) as of the Maturity Date (assuming, for purposes of calculating such number of outstanding shares, conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants (whether vested or unvested) and including all shares reserved for future issuance under authorized but unissued options, but excluding the shares of equity securities of the Company issuable upon conversion of the Notes). Any election by the Requisite Investors to convert the Notes pursuant to this Section 5.3 will be made in writing and delivered to the Company at least five days prior to the Maturity Date. “Series D-2 Preferred” shall mean a newly designated series of Preferred Stock of the Company with rights and preferences equivalent to the most senior then outstanding series of Preferred Stock, which shall be participating Preferred Stock (for clarity, with participation by the holders of such preferred stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be equal to two and one quarter times the original issue price of such Preferred Stock.

6. Liquidation Event or Deemed Liquidation Event. If at any time prior to the Maturity Date there occurs a Liquidation Event or Deemed Liquidation Event (each as defined in the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Charter”)), if this Note has not been prepaid or converted prior to the closing of such Liquidation Event or Deemed Liquidation Event, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of such Liquidation Event or Deemed Liquidation Event, and the Notes will become payable contingent upon and concurrently with the successful closing of such Liquidation Event or Deemed Liquidation Event, for an amount equal to (x) 200% of the outstanding principal amount of such Note plus (y) all unpaid interest accrued hereunder as of the date of the Liquidation Event or Deemed Liquidation Event. Notwithstanding the foregoing, none of the following events shall be deemed to be a Liquidation Event or Deemed Liquidation Event: any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

7. Reservation of Shares. In case the Company does not, at the time of conversion of this Note, have sufficient authorized but unissued shares of stock of whatever class or series

3.

necessary to properly give effect to the conversion of the Note as outlined above, the Company shall promptly (a) give notice to the Holder and (b) subject to receipt of requisite stockholder approvals (the failure of which shall not be deemed a breach or default under this Note, provided that the Company shall make good faith best efforts to secure such approvals), amend its charter documents so as to provide for adequate shares of authorized stock to the appropriate class and/or series.

8. Termination of Rights. All rights with respect to this Note shall terminate upon a payment or conversion of the Conversion Amount in full, whether or not this Note has been surrendered.

9. Default. Each of the following events shall be an “Event of Default” hereunder:

(a) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b) The Company commits a material breach of the representations, warranties or covenants in the Purchase Agreement or any other Loan Document;

(c) The Company ceases to conduct or carry out the core business of the Company substantially as now conducted;

(d) The Company files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

(e) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(f) The occurrence of an “event of default” or other event or circumstance under any agreement evidencing any indebtedness for borrowed money which results in the acceleration of, or entitles the holder of such indebtedness to accelerate, the maturity thereof;

(g) The appointment of a receiver to foreclose the Company’s assets or the initiation of judicial or non-judicial proceedings to enforce collateral rights (such as foreclosure or sale of the Company’s assets) under any agreement evidencing any indebtedness for borrowed money; or

(h) The dissolution or winding up of the Company, the suspension of its operations, or the taking of any corporate action to effect any of the foregoing.

Upon the occurrence of an Event of Default, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically, be immediately due, payable and collectible by

4.

the Holder pursuant to applicable law. Subject to the provisions hereof, the Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

10. Fractional Shares. No fractional shares shall be issued upon conversion of this Note, and instead any fractional shares shall be rounded down to the nearest whole share.

11. No Impairment. Except and to the extent as waived or consented to by the Requisite Investors in accordance with Section 17 below, the Company will not, by amendment of the Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of any debt or equity securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note in order to protect the rights of Holder hereunder against impairment.

12. Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges, and other payments or rights which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve, or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by the Holder in connection with this Note under applicable law. In accordance with this section, any amounts received in excess of the Highest Lawful Rate shall be applied towards the prepayment of principal then outstanding.

13. Security

13.1 Ranking. Except for the Existing Loan, this Note shall be senior in all respects (including the right of payment) to all other indebtedness of the Company, now or hereafter existing, provided that this Note will rank pari passu with the other Notes issued by the Company.

13.2 Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of all amounts due in connection with that certain Loan and Security Agreement dated as of March 8, 2016, by and between the Company and Western Alliance Bank, as amended on December 9, 2016, May 2, 2017 and November 20, 2017 (as may be amended from time to time, the “Existing Loan”). Furthermore, the indebtedness evidenced under this Note is subject to the terms of the Subordination Agreement by and among the Company, Western Alliance Bank and the Holder, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.

14. More Favorable Terms. So long as any portion of the Loan Amount and/or any accrued interest thereon remains unpaid and outstanding, if after the date hereof the Company

5.

issues any convertible promissory notes to or enters into any note purchase agreement with any lender having any terms and/or conditions that are, individually or in the aggregate, more favorable than the terms and conditions granted to the Holder under this Note or any other Loan Document, then the Holder shall have the right to require the Company to amend this Note or any other Loan Document to reflect substantially equivalent terms and conditions in favor of the Holder.

15. Waiver. Subject to any other provision herein or in the other Loan Documents, the Company hereby waives demand, notice, presentment, protest and notice of dishonor.

16. Governing Law. This Note shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

17. Successors and Assigns. Neither this Note nor any rights hereunder shall be transferable by the Holder without the prior written consent of the Company, except to an Affiliate of the Holder in accordance with the terms of the Purchase Agreement. Subject to the foregoing, the provisions of this Note shall inure to the benefit of and be binding on any successor to the Company and shall extend to any Holder hereof.

18. Amendment; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Requisite Investors. Any such amendment or waiver so effected by the Company and the Requisite Investors shall be binding on the Holder.

19. Agreement to be Bound. As a condition to the conversion of the Note, the Holder, if requested by the Company, shall agree in writing to be fully bound by any purchase agreement or investors rights, stockholders, voting or similar agreements applicable to the holders of the Company’s capital stock.

20. Expenses; Attorney’s Fees. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution and delivery of the Agreement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

21. Severability. Each of the provisions of this Note is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect on any other provisions of this Note and (a) the parties shall use their reasonable efforts to replace such provision with a suitable and equitable provision in order to carry out as closely as is possible, so far as may be valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Note and the application of such provision to other persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.

22. Counterparts. This Note may be executed in any number of counterparts, including via facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

7.

IN WITNESS WHEREOF, the Company has caused this CONVERTIBLE PROMISSORY NOTE to be executed by its duly authorized officer as of the date first written above.

BIONANO GENOMICS, INC.

By:

Name: R. Erik Holmlin, Ph.D.
Title: Chief Executive Officer

Acknowledged and Accepted:

[HOLDER]

By:

Name:
Title:

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

EXHIBIT C

LIST OF APPROVED ADDITIONAL INVESTORS

Investor	Maximum Approved Participation Amount
Full Succeed International Limited	$853,880
Novartis Bioventures Ltd.	$803,857
Han Cao	$391,272
Ascender Prosperity Capital Co., Ltd	$341,551
Innovation Valley Partners, LP	$209,320
AriMed International Ltd.	$179,315
HybriBio Limited	$170,780
Shrewsbury Capital Partners LLC	$72,035
BVP GP, LLC	$12,340
Steve Chazen	$12,262
Ben Franklin Technology Partners	$11,408
Peter B. Dervan	$6,000
Michael Kochersperger	$1,023

EXHIBIT D

FORM OF SUBORDINATION AGREEMENT

Please see attached